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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2016

INOVALON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36841	47-1830316
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4321 Collington Road
Bowie, Maryland	20716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 809-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2016, the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of Inovalon Holdings, Inc. (the “Company”) recommended to the Board for appointment and the Board appointed William D. Green to the Company’s Board, effective August 15, 2016.  It is contemplated that Mr. Green may serve on certain committees of the Company’s Board, but no such committee appointments have been made at this time.

Mr. Green will receive the same compensation as other non-employee Company directors, as described under the heading “Director Compensation” in the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 5, 2016, which includes an annual cash retainer of $60,000 payable quarterly in arrears and an annual award of $125,000 payable in equity, which Mr. Green will receive as a grant of restricted common shares in connection with his appointment.

In connection with his appointment, Mr. Green will be provided with the Company’s standard form of Indemnification Agreement, the form of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on December 30, 2014, as amended (Registration No. 333-201321).  Except as set forth above, there is no other material Company plan, contract or arrangement in which Mr. Green will participate in connection with his appointment.

No family relationships exist between Mr. Green and any of the Company’s other directors or executive officers.  There are no arrangements or understandings between Mr. Green and any person pursuant to which Mr. Green was selected as a director, and there are no actual or proposed transactions between Mr. Green or any of his related persons (as defined in Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and the Company that would require disclosure under Item 404(a) of Regulation S-K under the Exchange Act in connection with his appointment as a director of the Company.

In connection with Mr. Green’s appointment, the Board also increased the size of the Board from five to six directors.

On August 16, 2016, the Company issued a press release relating to Mr. Green’s appointment as a director, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1*	Press Release dated August 16, 2016.

* Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVALON HOLDINGS, INC.

Dated: August 16, 2016	By:	/s/ KEITH R. DUNLEAVY, M.D.
Keith R. Dunleavy, M.D.
Chief Executive Officer and Chairman

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